UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4520 East-West Highway, 3rd Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2011, the registrant issued a press release announcing leadership changes within its research and development group. Effective September 6, 2011, Gayle R. Dolecek, P.D., M.P.H., is now Executive Advisor, Research and Development, reflecting his change to part-time employee and new role with the registrant. He will remain a member of the Board of Directors.  The full text of such press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. All readers are encouraged to read the entire text of the press release attached hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

99.1 Press Release issued by the registrant on September 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date:	September 7, 2011	By:	/s/ THOMAS J. KNAPP
			Name:	Thomas J. Knapp
			Title:	Sr. VP, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the registrant on September 7, 2011